                          JPMORGAN H&Q TECHNOLOGY FUND
                         A SERIES OF MUTUAL FUND GROUP
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782
                                                               December 18, 2002
Dear shareholder:

    A special meeting of the shareholders of JPMorgan H&Q Technology Fund (the "Merging Fund"), a series of Mutual Fund Group ("MFG") will be held on Thursday, February 13, 2003 at 9:00 a.m., (Eastern time), at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, NY 10036 (this meeting, together with any adjournments thereof, the "Meeting"). Shareholders of record as of November 21, 2002 are entitled to vote at the Meeting. Formal notice of the Meeting appears after this letter, followed by materials regarding the Meeting.

    At the Meeting, shareholders will be asked to consider and vote upon the proposed reorganization of the Merging Fund into JPMorgan Capital Growth Fund (the "Surviving Fund"), a separate series of MFG (the "Reorganization"). The Surviving Fund and the Merging Fund are collectively referred to as "the Funds," and each is referred to individually as a "Fund." After the Reorganization, shareholders of the Merging Fund will hold Class A shares, Class B shares or Class C shares of the Surviving Fund with the same aggregate net asset value as the shares held in the Merging Fund prior to the Reorganization. Although the Surviving Fund has identical investment objectives to those of the Merging Fund, the Surviving Fund invests primarily in common stocks of mid-capitalization companies while the Merging Fund invests primarily in equity securities of technology companies.

    The investment adviser for the assets of the Merging Fund and the Surviving Fund is J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"). Following the Reorganization, JPMFAM (USA) will continue to serve as the Surviving Fund's investment adviser.

    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization and a comparison of the Merging Fund and the Surviving Fund. The administrative costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMorgan Chase Bank or one of its affiliates and not by the Merging Fund, the Surviving Fund, MFG or the Funds' shareholders.

    If approval of the Reorganization is obtained, Class A shareholders of the Merging Fund will automatically receive Class A shares of the Surviving Fund, Class B shareholders of the Merging Fund will automatically receive Class B shares of the Surviving Fund and Class C shareholders of the Merging Fund will automatically receive Class C shares of the Surviving Fund.

    The Plan of Reorganization, a form of which is attached to the enclosed Combined Prospectus/Proxy Statement as Appendix A (the "Reorganization Plan"), and the transactions related thereto (the "Proposal") have been carefully reviewed by the Board of Trustees of MFG, which, in consideration of the best interests of the respective shareholders of each of the Merging Fund and the Surviving Fund, has approved the Proposal.

    THE BOARD OF TRUSTEES OF MFG UNANIMOUSLY RECOMMENDS THAT MERGING FUND SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

    Following this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-348-4782. You may also call our proxy solicitor, D.F. King & Co., Inc., at (888) 414-5566 if you have any questions about the enclosed proxy materials or need assistance in voting your shares.

    A proxy card is enclosed for your use in the Meeting. This card represents shares you held as of the record date, November 21, 2002. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS PROVIDED ON THE PROXY CARD IN ORDER TO VOTE BY TELEPHONE OR INTERNET AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on February 13, 2003.

    Please read the enclosed materials carefully. You may, of course, attend the Meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                          Sincerely,

                                          /s/ Fergus Reid

                                          Fergus Reid, III
                                          Chairman

    SPECIAL NOTE: Certain shareholders may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc., to provide them with an opportunity to ask any questions they may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided or follow the instructions provided on the proxy card in order to vote by telephone or Internet.

                                                                         PS-7159
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                          JPMORGAN H&Q TECHNOLOGY FUND

    WHILE YOU SHOULD READ THE FULL TEXT OF THE ENCLOSED COMBINED
PROSPECTUS/PROXY STATEMENT, BELOW ARE ANSWERS TO SOME OF THE QUESTIONS YOU MAY HAVE REGARDING THE PROPOSAL YOU ARE BEING ASKED TO APPROVE.

WHY IS THE REORGANIZATION BEING PROPOSED?

    The Reorganization is being proposed because the MFG Board of Trustees believes that it is in the best interests of each Fund's shareholders.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    In connection with the Reorganization, the Merging Fund will transfer all of its assets and liabilities to the Surviving Fund and will receive, in exchange, Class A Shares, Class B Shares and/or Class C Shares of the Surviving Fund with an aggregate net asset value equal to that of the transferred assets and liabilities. The Merging Fund will then be liquidated, and the Class A Shares of the Surviving Fund will be distributed pro rata to the Class A shareholders of the Merging Fund, Class B Shares of the Surviving Fund will be distributed pro rata to the Class B shareholders of the Merging Fund and Class C Shares of the Surviving Fund will be distributed pro rata to the Class C shareholders of the Merging Fund. After the Reorganization, you will own Shares of the Surviving Fund rather than Shares of the Merging Fund. If the Reorganization is approved by the shareholders of the Merging Fund, the Merging Fund will be liquidated and terminated after the Reorganization is consummated.

IF THE REORGANIZATION IS NOT APPROVED, WHAT WILL HAPPEN?

    If the Reorganization is not approved at the Meeting, you will continue to be a shareholder of the Merging Fund and the Board of Trustees of MFG will consider other possible courses of action.

WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE REORGANIZATION IS APPROVED?

    The Surviving Fund invests primarily in common stocks of mid-capitalization companies while the Merging Fund invests primarily in equity securities of technology companies. This change in investment strategy will potentially offer shareholders of the Merging Fund a greater degree of diversification.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    As a result of the Reorganization, the contractual (pre-waiver) and actual (post-waiver) total expense ratios for current shareholders of the Merging Fund are expected to decrease following the Reorganization. This is because JPMFAM
(USA)'s management fee received for managing the Surviving Fund's assets after the Reorganization will remain at an annual rate of 0.40%. In addition, JPMorgan Chase Bank, the Surviving Fund's administrator, has contractually agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses of the Class A Shares do not exceed 1.35% of its average daily net assets, and the actual total operating expenses of the Class B Shares and Class C Shares do not exceed 1.85% of their average daily net assets, through April 30, 2004.

WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?

    The investment adviser for both the Merging Fund and the Surviving Fund is JPMFAM (USA). JPMFAM (USA) will continue to manage the assets of the Surviving Fund after the Reorganization. The portfolio management team of the Merging Fund would remain substantially unchanged as a result of the Reorganization, although the Surviving Fund has a different lead portfolio manager.

WHO WILL PAY FOR THE REORGANIZATION?

    The administrative costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMorgan Chase Bank or one of its affiliates and not by the Merging Fund, the Surviving Fund, MFG or shareholders of either Fund.

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive the class of shares of the Surviving Fund that correspond to the class of shares you own in the Merging Fund (Class A Shares, Class B Shares or Class C Shares, as the case may be).

WILL THE REORGANIZATION BE TAX-FREE?

    The Reorganization will not result in the recognition of income, gain or loss for federal income tax purposes to the Merging Fund, the Surviving Fund or the shareholders of the Merging Fund.
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AS A HOLDER OF SHARES OF THE MERGING FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement. If you have been provided with the opportunity on your proxy card to provide voting instructions via telephone or the Internet, you may take advantage of these voting options.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card or vote via telephone or Internet and subsequently attend and vote at the Meeting, your proxy will be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) or vote via telephone or Internet even if you plan to attend the Meeting.

                          JPMORGAN H&Q TECHNOLOGY FUND
                         A SERIES OF MUTUAL FUND GROUP
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 13, 2003

To the shareholders of JPMorgan H&Q Technology Fund:

    NOTICE IS HEREBY GIVEN THAT a special meeting (together with any adjournment thereof, the "Meeting") of the shareholders ("Shareholders") of JPMorgan H&Q Technology Fund (the "Merging Fund"), a series of Mutual Fund Group ("MFG"), will be held at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue,
7th floor, New York, New York, on February 13, 2003 at 9:00 a.m. (Eastern time) for the following purposes:

 PROPOSAL 1.  To consider and act upon a proposal to approve a Plan of
              Reorganization (the "Reorganization Plan") proposed to be adopted by MFG, on behalf of each of the Merging Fund and the JPMorgan Capital Growth Fund (the "Surviving Fund"), and the transactions contemplated thereby (together with the Reorganization Plan, the "Proposal"), including (a) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for Class A Shares of the Surviving Fund (the "Class A Shares"), Class B Shares of the Surviving Fund (the "Class B Shares") and Class C Shares of the Surviving Fund (the "Class C Shares") equal in aggregate dollar value to the aggregate net asset value of the Merging Fund Shares as determined at the valuation time specified in the Reorganization Plan, and (b) the distribution of such Class A Shares, Class B Shares and Class C Shares to the respective Shareholders of the Merging Fund in connection with the liquidation of the Merging Fund.

 PROPOSAL 2.  To transact such other business as may properly come before the
              Meeting.

    YOUR FUND TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

    The Proposal is described in the accompanying Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a form of the Reorganization Plan.

    Shareholders of record as of the close of business on November 21, 2002 are entitled to notice of, and to vote at, the Meeting.

   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF MFG. YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE MERGING FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                          /s/ Sharon Weinberg
                                          SHARON WEINBERG
                                          SECRETARY

    December 18, 2002

                      COMBINED PROSPECTUS/PROXY STATEMENT
                            DATED DECEMBER 18, 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                          JPMORGAN H&Q TECHNOLOGY FUND
                         A SERIES OF MUTUAL FUND GROUP
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782

                        BY AND IN EXCHANGE FOR SHARES OF
                          JPMORGAN CAPITAL GROWTH FUND
                         A SERIES OF MUTUAL FUND GROUP
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-348-4782

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of JPMorgan H&Q Technology Fund (the "Merging Fund"), a series of the Mutual Fund Group ("MFG"), into JPMorgan Capital Growth Fund (the "Surviving Fund"), a separate series of MFG. The Surviving Fund and the Merging Fund are collectively referred to as "the Funds", and each is referred to individually as a "Fund". If approved by shareholders of the Merging Fund (the "Merging Fund Shareholders"), the proposed reorganization will be effected by transferring all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for shares of the Surviving Fund (the "Reorganization"). Therefore, as a result of the proposed Reorganization, current Merging Fund Shareholders will become shareholders of the Surviving Fund ("Surviving Fund Shareholders"). Although the Surviving Fund has identical investment objectives to those of the Merging Fund, the Surviving Fund invests primarily in common stocks of mid-capitalization companies while the Merging Fund invests primarily in equity securities of technology companies. MFG is an open-end management investment company offering shares in several portfolios and, in most cases, multiple classes of shares in each such portfolio.

    Under the proposed Reorganization, each Merging Fund Shareholder holding a particular class of shares of the Merging Fund would receive shares of the corresponding class of shares of the Surviving Fund ("Surviving Fund Shares") with a value equal to such Merging Fund Shareholder's holdings in the Merging Fund. Holders of Class A shares in the Merging Fund would receive Class A Shares in the Surviving Fund (the "Class A Shares"), holders of Class B shares in the Merging Fund would receive Class B Shares in the Surviving Fund (the "Class B Shares") and holders of Class C shares in the Merging Fund would receive
Class C Shares in the Surviving Fund (the "Class C Shares"). Surviving Fund Shares received by Merging Fund Shareholders will have the same aggregate net asset value as the shares of the Merging Fund held by Merging Fund Shareholders immediately prior to the Reorganization.

    The terms and conditions of the Reorganization and related transactions (the "Proposal") are more fully described in this Combined Prospectus/Proxy Statement and in the Plan of Reorganization (the "Reorganization Plan") dated October 25, 2002 among MFG, on behalf of each of the Merging Fund and the Surviving Fund, and JPMorgan Chase Bank, a form of which is attached to this Combined Prospectus/Proxy Statement as Appendix A.

    The Board of Trustees for MFG is soliciting proxies in connection with a Special Meeting of Merging Fund Shareholders to be held on February 13, 2003 at 9:00 a.m. (Eastern time) at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, NY (together with any adjournments thereof, the "Meeting"), at which Meeting Merging Fund Shareholders will be asked to consider and approve the proposed Reorganization Plan and certain transactions contemplated thereby. This Combined Prospectus/ Proxy Statement constitutes the proxy statement of the Merging Fund for the Meeting and also constitutes MFG's prospectus for the Class A, Class B and Class C Shares of the Surviving Fund that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFG that an investor should know before voting on the proposal. The current Prospectus, Statement of Additional Information, Annual Report and Semi-Annual Report for the

Merging Fund, as well as the Annual Report and Semi-Annual Report of the Surviving Fund, are incorporated herein by reference, and the current Annual Report and Semi-Annual Report for the Surviving Fund are enclosed with this Combined Prospectus/Proxy Statement. A Statement of Additional Information relating to this Combined Prospectus/Proxy Statement dated December 18, 2002, containing additional information about MFG has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information corresponding to this Combined Prospectus/Proxy Statement, as well as the most current Prospectus, Statement of Additional Information, Annual Report and Semi-Annual Report of the Merging Fund may be obtained without charge by writing to MFG at its address noted above or by calling 1-800-348-4782.

    This Combined Prospectus/Proxy Statement is expected to first be sent to Merging Fund Shareholders on or about January 6, 2003.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MFG.

    INVESTMENTS IN THE SURVIVING FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN THE SURVIVING FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                                    Page
                                                    -----
INTRODUCTION......................................     1
SUMMARY...........................................     1
RISK FACTORS......................................     4
COMPARATIVE FEE AND EXPENSE TABLES................     5
THE SURVIVING FUND'S PAST PERFORMANCE.............     8
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     9
PURCHASES, REDEMPTIONS AND EXCHANGES..............    13
DISTRIBUTIONS AND TAXES...........................    17
COMPARISON OF THE MERGING FUND'S AND THE SURVIVING
 FUND'S RESPECTIVE ORGANIZATIONAL STRUCTURES......    18
INFORMATION RELATING TO THE ADVISORY CONTRACTS AND
 OTHER SERVICES...................................    19
INFORMATION RELATING TO VOTING MATTERS............    22
ADDITIONAL INFORMATION ABOUT MFG..................    24
FINANCIAL STATEMENTS AND EXPERTS..................    25
OTHER BUSINESS....................................    25
LITIGATION........................................    25
MERGING FUND SHAREHOLDER INQUIRIES................    25
APPENDIX A--FORM OF PLAN OF REORGANIZATION........   A-1

                                  INTRODUCTION

    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of the Merging Fund, an open-end management investment company, in connection with the solicitation by the Board of Trustees of MFG of proxies to be used at a Special Meeting of Merging Fund Shareholders to be held on February 13, 2003 at 9:00 a.m. (Eastern time), at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, NY (together with any adjournments thereof, the "Meeting"). It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about January 6, 2003.

    At the Meeting, Merging Fund Shareholders will consider and vote upon the Reorganization Plan and certain transactions contemplated thereby pursuant to which all of the assets and liabilities of the Merging Fund will be transferred to the Surviving Fund in exchange for Surviving Fund Shares. As a result of the Reorganization, Merging Fund Shareholders holding Class A, Class B and/or
Class C shares of the Merging Fund would receive Surviving Fund Shares of the corresponding class with a value equal to such Merging Fund Shareholder's holdings in the Merging Fund on the date of the Reorganization. In the exchange, holders of Class A shares in the Merging Fund would receive Class A Shares of the Surviving Fund, holders of Class B shares of the Merging Fund would receive Class B Shares of the Surviving Fund and holders of Class C shares of the Merging Fund would receive Class C Shares of the Surviving Fund. Therefore, as a result of the proposed Reorganization, Merging Fund Shareholders will become Surviving Fund Shareholders. Surviving Fund Shares received by Merging Fund Shareholders will have the same aggregate net asset value per share, i.e., everything a Fund owns, minus everything it owes, divided by the number of shares of the Fund held by investors ("NAV"), as the shares of the Merging Fund held on or about March 31, 2003 or such other date as is agreed by the parties (the "Effective Time of the Reorganization"). The Merging Fund will be terminated after consummation of the Reorganization. Further information relating to the Surviving Fund is set forth herein, and the Surviving Fund's current Annual Report and Semi-Annual Report are enclosed with this Combined Prospectus/Proxy Statement.

    THE MFG BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT MERGING FUND SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

VOTE REQUIRED

    Approval of the Reorganization Plan by the Merging Fund Shareholders requires the affirmative vote of the lesser of (i) 67% or more of the voting shares of the Merging Fund present at the Meeting if the holders of more than 50% of the outstanding voting shares of the Merging Fund are present or represented by proxy or (ii) more than 50% of all outstanding voting shares of the Merging Fund. If the Reorganization Plan is not approved by the Merging Fund Shareholders, the MFG Board of Trustees will consider other appropriate courses of action.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization Plan, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement and in the most current Prospectus, Statement of Additional Information, Annual Report and Semi-Annual Report of the Merging Fund and the most current Prospectus, Statement of Additional Information, Annual Report and Semi-Annual Report of the Surviving Fund and the form of Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A.

PROPOSED REORGANIZATION

    Pursuant to the proposed Reorganization Plan, the Merging Fund, an existing series of MFG, will transfer all of its assets and liabilities to the Surviving Fund, a separate series of MFG, in exchange for Surviving Fund Shares.

    Under the proposed Reorganization, each Merging Fund Shareholder of a particular class of shares of the Merging Fund will receive the number of Surviving Fund Shares of the corresponding class with an aggregate NAV equal on the date of the exchange to the aggregate NAV of such Merging Fund Shareholder's shares in the Merging Fund on such date. Therefore, following the consummation of the proposed Reorganization, Merging Fund Shareholders will be Surviving Fund Shareholders.

    Based upon their evaluation of the relevant information presented to them, including: an analysis of the operation of the Surviving Fund both before and after the Reorganization; the terms of the Reorganization Plan; a comparison of each Fund's historical and projected expense ratios before and after the

Reorganization; the comparative investment performance of the Merging Fund and the Surviving Fund; the anticipated positive effect of the Reorganization on each Fund and its shareholders; the management and other fees payable by the Surviving Fund; the opportunity to combine two Funds with identical investment objectives while changing the Merging Fund's primary investments from equity securities of technology companies to the Surviving Fund's primary investments in common stocks of mid-capitalization companies, which should offer Merging Fund Shareholders greater diversification; the fact that the Merging Fund has experienced a shrinking asset base in a market environment that has displayed a low interest in technology funds; the fact that the portfolio management team of the Merging Fund would remain substantially unchanged as a result of the Reorganization, although the Surviving Fund has a different lead portfolio manager; the opportunity to realize operational and administrative efficiencies in a larger combined Fund; JPMorgan Chase Bank's contractual undertaking following the consummation of the Reorganization through April 30, 2004 to waive fees or reimburse the Surviving Fund's expenses such that the total expense ratio of Class A does not exceed 1.35% of the Class A Shares' average daily net assets and the total expense ratio of Class B and Class C does not exceed 1.85% of the Class B and Class C Shares' average daily net assets following the Reorganization; the fact that all administrative costs and expenses of the Reorganization would be borne by JPMorgan Chase Bank or one of its affiliates; the significance of any capital loss carryforwards that may be forfeited by the Merging Fund and the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the MFG Board of Trustees, on behalf of each of the Merging Fund and the Surviving Fund, including a majority of the Board of Trustees' members who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the proposed Reorganization is in the best interests of the Merging Fund, the Surviving Fund and their respective shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

REASONS FOR THE REORGANIZATION

    The Reorganization is being proposed because MFG's Board of Trustees, on behalf of each of the Merging Fund and the Surviving Fund, believes that it is in the best interests of each Fund's respective shareholders for the reasons listed above and in "Information Relating to the Proposed Reorganization--Board Considerations".

FEDERAL INCOME TAX CONSIDERATIONS

    For federal income tax purposes, the exchange of shares in the Reorganization will not result in recognition of gain or loss by the Merging Fund or the Merging Fund Shareholders. For a more detailed discussion of the federal income tax considerations, see "Information Relating to the Proposed Reorganization--Federal Income Tax Considerations."

INVESTMENT ADVISER

    The investment adviser for both the Surviving Fund the Merging Fund is J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"). Following the Reorganization, JPMFAM (USA) will continue to serve as the Surviving Fund's investment adviser. JPMFAM (USA) is a wholly-owned subsidiary of JPMorgan Chase Bank, which is also a wholly-owned subsidiary of J.P. Morgan Chase & Co. Although the Surviving Fund has a different lead portfolio manager, substantially the same portfolio management team that manages the Merging Fund manages and will continue to manage the Surviving Fund.

INVESTMENT OBJECTIVES AND POLICIES

    As indicated above, the investment objective of the Surviving Fund is to seek capital growth over the long term. THE INVESTMENT OBJECTIVE OF THE MERGING FUND IS ALSO TO SEEK CAPITAL GROWTH OVER THE LONG TERM. See "Risk Factors." However, while the Surviving Fund invests primarily in common stocks of mid-capitalization companies, the Merging Fund invests primarily in equity securities of technology companies. The Surviving Fund's investment policies will not change as a result of the Reorganization.

    Under normal market conditions, the Surviving Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap-Registered Trademark- Growth Index stocks at the time of purchase. UNDER NORMAL MARKET CONDITIONS, THE MERGING FUND INVESTS AT LEAST 80% OF THE VALUE OF ITS NET ASSETS, INCLUDING THE AMOUNT OF BORROWINGS FOR INVESTMENT PURPOSES, IN EQUITY SECURITIES OF TECHNOLOGY COMPANIES. TECHNOLOGY COMPANIES ARE COMPANIES WITH REVENUES PRIMARILY GENERATED BY TECHNOLOGY PRODUCTS AND SERVICES. THESE INCLUDE COMPANIES IN INDUSTRIES INCLUDING THE INTERNET, COMPUTERS AND COMPUTER PERIPHERALS, SOFTWARE, ELECTRONIC COMPONENTS AND SYSTEMS, COMMUNICATIONS EQUIPMENT AND SERVICES, SEMICONDUCTORS AND MEDIA AND INFORMATION SERVICES. The Surviving Fund invests primarily in common stocks of mid-capitalization companies. THE MERGING FUND INVESTS IN EQUITY SECURITIES OF

COMPANIES WITH VARIOUS MARKET CAPITALIZATIONS INCLUDING LARGE, MID AND SMALL CAPITALIZATIONS. AS A RESULT, AT TIMES THE MERGING FUND MAY BE INVESTING A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF SMALL AND MID-CAPITALIZATION COMPANIES.

    FROM TIME TO TIME, THE MERGING FUND MAY INVEST IN INITIAL PUBLIC OFFERINGS.

    Each Fund may invest in equity securities, which may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. Each Fund may also invest up to 20% of its total assets in foreign securities, including depositary receipts. Each Fund may invest in high-quality money market instruments and repurchase agreements. Each Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. Each Fund may use derivatives primarily to hedge various market risks or to increase the Fund's income or gain.

    In addition, each Fund is non-diversified as defined in the 1940 Act.

PRINCIPAL RISKS OF INVESTING IN THE SURVIVING FUND

    The principal risk factors associated with an investment in the Surviving Fund are those typically associated with investing in a managed portfolio of equity securities. In particular, the value of Surviving Fund Shares will be influenced by the performance of the securities selected for its portfolio. The value of the Surviving Fund Shares will fluctuate in response to movements in the stock market, especially movements of those stocks included in the Russell Midcap-Registered Trademark- Growth Index. In addition, the securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. The Surviving Fund may invest in derivatives. Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If the Surviving Fund uses derivatives for non-hedging purposes, this could cause losses that exceed the Surviving Fund's original investment. In addition, since the Surviving Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Surviving Fund's shares more sensitive to the economic problems of those issuing the securities. See "Risk Factors."

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

ADVISORY SERVICES

    The investment adviser for the Surviving Fund's assets is JPMFAM (USA), which oversees the asset management of the Surviving Fund. THE INVESTMENT ADVISER FOR THE MERGING FUND'S ASSETS IS ALSO JPMFAM (USA). JPMFAM (USA) will continue to oversee the asset management of the Surviving Fund after the proposed Reorganization. As compensation for its services, JPMFAM (USA) currently receives a management fee from the Surviving Fund at an annual rate of 0.40% of average daily net assets. JPMFAM (USA) RECEIVES A MANAGEMENT FEE FROM THE MERGING FUND AT AN ANNUAL RATE OF 0.75% OF AVERAGE DAILY NET ASSETS. Following the Reorganization, JPMFAM (USA)'s management fee from the Surviving Fund will continue to be an annual rate of 0.40% of average daily net assets.

OTHER SERVICES

    J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a wholly-owned, indirect subsidiary of BISYS Fund Services, Inc. ("BISYS") is the distributor for the Surviving Fund. JPMorgan Chase Bank ("JPMorgan Chase Bank") serves as administrator, shareholder servicing agent, fund accountant and custodian. BISYS serves as sub-administrator. DST Systems, Inc. ("DST") serves as transfer agent and dividend disbursing agent for the Surviving Fund. PricewaterhouseCoopers LLP serves as the Surviving Fund's independent accountants.

DISTRIBUTIONS

    The Funds generally distribute any net investment income annually. The Merging Fund generally distributes net capital gain at least annually.

ORGANIZATION

    MFG is organized as a Massachusetts business trust. The Merging Fund and the Surviving Fund are each organized as a separate series of MFG.

PURCHASES, REDEMPTIONS AND EXCHANGES

    After the Reorganization, the procedures for making purchases, redemptions and exchanges of classes of shares of the Surviving Fund will be identical to those with respect to the corresponding classes of shares of the Merging Fund, as described in this Combined Prospectus/Proxy Statement and the Surviving Fund's Prospectus and Statement of Additional Information.

                                  RISK FACTORS

    The Surviving Fund has investment policies and investment restrictions, and therefore risks, generally similar to those of the Merging Fund, with the exception that the Surviving Fund invests primarily in common stocks of mid-capitalization companies while the Merging Fund invests primarily in equity securities of technology companies. Also, as discussed more fully below, the Surviving Fund does not focus on stocks in the technology sector to the same degree as the Merging Fund and as such is not subject to the risks associated with technology stocks to the same degree as the Merging Fund. However, a Surviving Fund Shareholder may not obtain any potential benefits of the Merging Fund's concentrated investment strategy if technology stocks perform well over the term of that Surviving Fund Shareholder's investment. The following discussion highlights the principal risk factors associated with an investment in the Surviving Fund. Unless otherwise noted, the Merging Fund is subject to similar risks.

    All mutual funds carry a certain amount of risk. You may, therefore, lose money on your investment in the Surviving Fund. The Surviving Fund may not achieve its objective if JPMFAM (USA)'s expectations regarding particular securities or markets are not met. The Surviving Fund could underperform its benchmark due to JPMFAM (USA)'s securities and asset allocation choices and the effectiveness of its research.

    The value of shares of the Surviving Fund will be influenced by market conditions as well as the performance of the companies selected for the Surviving Fund's portfolio. Adverse market conditions may from time to time cause the Surviving Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Surviving Fund from achieving its investment objective.

    The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may also have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

    THE MERGING FUND'S FOCUS ON STOCKS IN THE TECHNOLOGY SECTOR MAKES IT MORE SUSCEPTIBLE TO FACTORS AFFECTING THAT SECTOR. INVESTING IN TECHNOLOGY COMPANIES EXPOSES THE MERGING FUND TO SPECIAL RISKS. FOR EXAMPLE, RAPID ADVANCES IN TECHNOLOGY MIGHT CAUSE EXISTING PRODUCTS TO BECOME OBSOLETE OR HAVE RELATIVELY SHORT PRODUCT CYCLES, AND THE MERGING FUND'S RETURNS COULD SUFFER TO THE EXTENT IT HOLDS AN AFFECTED COMPANY'S SHARES. COMPETITION AMONG TECHNOLOGY COMPANIES MAY RESULT IN INCREASINGLY AGGRESSIVE PRICING OF THEIR PRODUCTS AND SERVICES, WHICH MAY AFFECT THE PROFITABILITY OF COMPANIES IN THE MERGING FUND'S PORTFOLIO. ADDITIONALLY, TECHNOLOGY COMPANIES ARE DEPENDENT UPON CONSUMER AND BUSINESS ACCEPTANCE AS NEW TECHNOLOGIES EVOLVE. COMPANIES IN A NUMBER OF TECHNOLOGY INDUSTRIES ARE ALSO SUBJECT TO MORE GOVERNMENTAL REGULATIONS AND APPROVAL PROCESSES THAN MANY OTHER INDUSTRIES. CHANGES IN GOVERNMENTAL POLICIES, SUCH AS TELEPHONE AND CABLE REGULATIONS AND ANTITRUST ENFORCEMENT, MAY HAVE A MATERIAL EFFECT ON THE PRODUCTS AND SERVICES OF TECHNOLOGY COMPANIES. IN ADDITION, THE RATE OF TECHNOLOGICAL CHANGE OFTEN REQUIRES EXTENSIVE AND SUSTAINED INVESTMENT IN RESEARCH AND DEVELOPMENT. SOME TECHNOLOGY COMPANIES, PARTICULARLY INTERNET-RELATED COMPANIES, MAY TRADE AT PRICES THAT DO NOT REFLECT TRADITIONAL VALUATION METHODS. ALL THESE FACTORS MAY AFFECT A COMPANY'S OVERALL PROFITABILITY AND CAUSE ITS STOCK PRICE TO BE MORE VOLATILE.

    Each Fund may not achieve its objective if companies that JPMFAM (USA) believes will experience earnings growth do not grow as expected.

    The Surviving Fund may invest in derivatives such as futures, options, swaps and forward foreign currency contracts that are used for hedging the portfolio or specific securities. These derivatives may not fully offset the underlying positions. This could result in losses to the Surviving Fund that would not have otherwise occurred. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. The Surviving Fund may use derivatives for non-hedging purposes. If derivatives are used for non-hedging purposes, they could cause losses that exceed the Surviving Fund's original investment. The counterparty to a derivatives contract could default. Certain types of derivatives involve costs to the Surviving Fund that can reduce returns. Derivatives that involve leverage could magnify losses. Derivatives may, for tax purposes, affect the character of the gain or loss realized by the Surviving Fund, accelerate recognition of income by the Surviving Fund, affect the holding period of the Surviving Fund's assets, and defer recognition of certain of the Surviving Fund's losses. Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

    Since the Surviving Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Surviving Fund Shares more sensitive to the economic problems of those issuing the securities.

    An investment in the Surviving Fund is also subject to the following additional risks factors:

    The Surviving Fund may make foreign investments, though it anticipates that its total foreign investments at the time of purchase will not exceed 20% of its total assets. Foreign investments may cause the Surviving Fund to be subject to risks in addition to those associated with U.S. securities. For example, international currency exchange rate movements could reduce gains or create losses. Additionally, the Surviving Fund could lose money because of foreign government actions, political instability or lack of adequate and/or accurate information. These risks tend to be higher in emerging markets.

    The Surviving Fund may lend some of its portfolio securities in order to earn income. When the Surviving Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower defaults. The collateral the Surviving Fund receives from the borrower will be subject to the risks of the securities in which it is invested.

    The Surviving Fund may invest in illiquid securities. The Surviving Fund could have difficulty valuing these holdings precisely. The Surviving Fund also could be unable to sell these securities at the time or price desired.

    The Surviving Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity. Increased trading would raise the Surviving Fund's transaction costs. Increased short-term capital gains distributions would increase Surviving Fund Shareholders' income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by any appreciation from short-term trading, would reduce the Surviving Fund's returns.

    An investment in the Surviving Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the Surviving Fund's share price is lower than when you invested.

                       COMPARATIVE FEE AND EXPENSE TABLES

    The tables below show (i) information regarding the fees and expenses paid by the Merging Fund for the most recent fiscal year that reflect current expense arrangements; (ii) information regarding the fees and expenses of the Surviving Fund for the fiscal year ended 10/31/01 (after which the Surviving Fund changed its fiscal year end to 12/31); and (iii) estimated fees and expenses of the Surviving Fund on a pro forma basis after giving effect to the proposed Reorganization. In conjunction with the proposed Reorganization, the Surviving Fund will continue offering Class A, Class B and Class C Shares and holders of Class A, Class B and Class C shares in the Merging Fund will receive corresponding Class A, Class B and Class C Shares in the Surviving Fund. Please note that the Surviving Fund also currently offers Select Class shares (which will not be distributed to Merging Fund Shareholders as a result of the Reorganization and therefore no information on that class is shown in the table below).

    The tables below indicate that both contractual (pre-waiver) and actual (post-waiver) total expense ratios for current Merging Fund Shareholders are anticipated to decrease following the Reorganization, In addition, JPMorgan Chase Bank, the Surviving Fund's administrator, has contractually agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses do not increase for Class A, Class B and Class C Shares following consummation of the Reorganization through April 30,

2004. In addition, the Surviving Fund's other service providers may voluntarily waive or reimburse certain of their fees as they may determine from time to time.

                                                        THE MERGING FUND
                                     -------------------------------------------------------
                                      CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                     -----------------  -----------------  -----------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) when
  you buy shares, shown as % of the
  offering price                               5.75%        None               None
Maximum Deferred Sales Charge
  (Load) shown as lower of original
  purchase price or redemption
  proceeds                               None                     5.00%              1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
  FUND ASSETS)
Management Fees                                0.75%              0.75%              .075%
Distribution (12b-1) Fees                      0.25%              0.75%              0.75%
Shareholder Servicing Fees                     0.25%              0.25%              0.25%
Other Expenses(1)                              2.43%              2.42%              2.41%
                                        -----------        -----------        -----------
Total Annual Fund Operating
  Expenses                                     3.68%              4.17%              4.16%
                                        ===========        ===========        ===========
Fee Waivers and Expense
  Reimbursements(2)                           (1.83)%            (1.82)%            (1.81)%
                                        -----------        -----------        -----------
Net Expenses(2)                                1.85%              2.35%              2.35%
                                        ===========        ===========        ===========

---------------------

(1) "Other Expenses" are based on expenses incurred during the most recent fiscal year ended October 31, 2001.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Merging Fund to the extent total operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.85%, 2.35%, and 2.35%, respectively, of their average daily net assets through February 28, 2003. In addition, the Fund's other service providers may voluntarily waive or reimburse certain of their fees, as they may determine from time to time.

                                                       THE SURVIVING FUND
                                     -------------------------------------------------------
                                      CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                     -----------------  -----------------  -----------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) when
  you buy shares, shown as % of the
  offering price                               5.75%        None               None
Maximum Deferred Sales Charge
  (Load) shown as lower of original
  purchase price or redemption
  proceeds                               None                     5.00%              1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
  FUND ASSETS)
Management Fees                                0.40%              0.40%              0.40%
Distribution (12b-1) Fees                      0.25%              0.75%              0.75%
Shareholder Servicing Fees                     0.25%              0.25%              0.25%
Other Expenses(1)                              0.47%              0.47%              0.47%
                                        -----------        -----------        -----------
Total Annual Fund Operating
  Expenses                                     1.37%              1.87%              1.87%
                                        ===========        ===========        ===========
Fee Waivers and Expense
  Reimbursements(2)                           (0.02)%            (0.02)%            (0.02)%
                                        -----------        -----------        -----------
Net Expenses(2)                                1.35%              1.85%              1.85%
                                        ===========        ===========        ===========

---------------------

(1) "Other Expenses" are based on expenses incurred during the fiscal year ended 10/31/01, after which the Surviving Fund changed its fiscal year end to 12/31.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Surviving Fund to the extent total operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35%, 1.85%, and 1.85%, respectively, of their average daily net assets through April 30, 2003. In addition, the Fund's other service providers may voluntarily waive or reimburse certain of their fees, as they may determine from time to time.

                                                       THE SURVIVING FUND
                                     -------------------------------------------------------
                                                       PRO FORMA COMBINED
                                     -------------------------------------------------------
                                      CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                     -----------------  -----------------  -----------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)
Maximum Sales Charge (Load) when
  your buy shares, shown as % of
  the offering price                           5.75%        None               None
Maximum Deferred Sales Charge
  (Load) shown as lower of original
  purchase price or redemption
  proceeds                               None                     5.00%              1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
  FUND ASSETS)
Management Fees                                0.40%              0.40%              0.40%
Distribution (12b-1) Fees                      0.25%              0.75%              0.75%
Shareholder Servicing Fees                     0.25%              0.25%              0.25%
Other Expenses(1)                              0.45%              0.45%              0.45%
                                        -----------        -----------        -----------
Total Annual Fund Operating
  Expenses                                     1.35%              1.85%              1.85%
                                        ===========        ===========        ===========
Fee Waivers and Expense
  Reimbursements(2)                            0.00%              0.00%              0.00%
                                        -----------        -----------        -----------
Net Expenses(2)                                1.35%              1.85%              1.85%
                                        ===========        ===========        ===========

---------------------

(1)  "Other Expenses" are restated from the most recent fiscal year ended
     December 31, 2001 to reflect current expense arrangements.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Surviving Fund to the extent total operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35%, 1.85% and 1.85%, respectively, of their average daily net assets following consummation of the Reorganization through April 30, 2004. In addition, the Surviving Fund's other service providers may voluntarily waive or reimburse certain of their fees, as they may determine from time to time.

    The tables above do not reflect charges or credits that investors might incur if they invest through a financial institution.

   EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

    - you invest $10,000 in the Funds for the time period indicated;

    - your investment has a 5% return each year; and

    - you pay net expenses through April 30, 2004 and total operating expenses thereafter.

    Although actual costs may be higher or lower, based upon these assumptions, if you sell your shares, your costs would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
MERGING FUND*
Class A Shares(1)                $882   $1,598   $2,332    $4,255
Class B Shares(2)                $875   $1,527   $2,292    $4,219(3)
Class C Shares(2)                $474   $1,224   $2,088    $4,313
SURVIVING FUND*
Class A Shares(1)                $706   $  983   $1,281    $2,126
Class B Shares(2)                $689   $  887   $1,210    $2,060(3)
Class C Shares(2)                $289   $  587   $1,010    $2,190
PRO FORMA SURVIVING FUND
  COMBINED**
Class A Shares(1)                $705   $  978   $1,272    $2,106
Class B Shares(2)                $688   $  882   $1,201    $2,039(3)
Class C Shares(2)                $288   $  582   $1,001    $2,169

    If you do not sell your shares, your cost would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
MERGING FUND*
Class B Shares                   $375   $1,227   $2,092    $4,219(3)
Class C Shares                   $374   $1,224   $2,088    $4,313
SURVIVING FUND*
Class B Shares                   $189   $  587   $1,010    $2,060(3)
Class C Shares                   $189   $  587   $1,010    $2,190
PRO FORMA SURVIVING FUND
  COMBINED**
Class B Shares                   $188   $  582   $1,001    $2,039(3)
Class C Shares                   $188   $  582   $1,001    $2,169

-------------------

(1)  Assumes sales charge is deducted when shares are purchased.
(2)  Assumes applicable deferred sales charge is deducted when shares are sold.
(3) Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.
  *  As of December 1, 2002.
 ** As of March 31, 2003, based on the assumption that the Reorganization occurs on March 31, 2003.

                     THE SURVIVING FUND'S PAST PERFORMANCE

    This section shows the Surviving Fund's performance record. The bar chart shows how the performance of the Surviving Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Surviving Fund. The table shows the average annual total returns over the past one year, five years and ten years of the Class A, B and C Shares of the Surviving Fund. It also compares that performance to the Russell Midcap-Registered Trademark- Growth Index, S&P MidCap 400 Index and the Lipper Mid-Cap Core Funds Index, both of which are widely recognized market benchmarks. In the past, the Surviving Fund compared its performance to the S&P MidCap 400 Index. The Surviving Fund now compares its performance to the Russell Midcap-Registered Trademark- Growth Index instead. JPMFAM (USA) believes that the new benchmark is more appropriate since it more accurately reflects the Surviving Fund's investment strategy.

    The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table (below the bar chart) for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

    Past performance (before and after taxes) is not necessarily an indication of how any class of the Surviving Fund will perform in the future.

    The calculations assume that all dividends and distributions are reinvested in the Surviving Fund. Some of the companies that provide services to the Surviving Fund have in the past agreed to waive some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
SURVIVING FUND
YEAR-BY-YEAR RETURNS(1)

YEAR  CLASS A
1992   12.95%
1993   20.17%
1994   -1.31%
1995   22.24%
1996   24.20%
1997   23.37%
1998    5.54%
1999   12.77%
2000   14.17%
2001   -4.52%

Year to 9/30/02 -35.89% Best Quarter 17.45% (4th quarter, 1998) Worst Quarter -22.50% (3rd quarter, 2002)
---------------------

(1)  The Surviving Fund's fiscal year end is 12/31.

                                 SURVIVING FUND
--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (%)
       SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*
--------------------------------------------------------------------------------
CLASS A, CLASS B AND CLASS C          PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
----------------------------         --------------  ------------  -------------
CLASS A SHARES -- Return before
  taxes............................         -10.01         8.57          11.86
CLASS A SHARES -- Return after
  taxes on distributions...........         -10.01         6.44          10.01
CLASS A SHARES -- Return after
  taxes on distributions and sale
  of fund shares...................          -6.09         6.57           9.49
CLASS B SHARES -- Return before
  taxes............................          -9.27         9.04          12.09
CLASS C SHARES -- Return before
  taxes............................          -5.95         9.15          11.99
RUSSELL MIDCAP-Registered
  Trademark- GROWTH INDEX (Reflects
  no deduction for fees, expenses
  or taxes)........................         -20.15         9.02          11.10
S&P MIDCAP 400 INDEX (Reflects no
  deduction for fees, expenses or
  taxes)...........................          -0.61        16.11          15.10
LIPPER MID-CAP CORE FUNDS INDEX
  (Reflects no deduction for
  taxes)...........................          -4.90        11.28          12.43

-------------------

  * The performance for Class B Shares for the period before Class B was launched on 11/4/93 is based on the performance of Class A Shares of the Surviving Fund. The performance for Class C Shares for the period before Class C was launched on 1/2/98 is based on the performance of Class B
     Shares of the Surviving Fund since 11/4/93 and Class A Shares of the Fund prior to that date. During these periods, the actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares.

    The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a form of which is attached as Appendix A to this Combined Prospectus/Proxy Statement.

DESCRIPTION OF THE REORGANIZATION PLAN

    The Reorganization Plan provides that assuming satisfaction of the conditions in the Reorganization Plan, the "Effective Time of the Reorganization" will be on or about March 31, 2003 or such other date as is agreed to by the parties. The Reorganization Plan provides that at the Effective Time of the Reorganization, the assets and liabilities of the Merging Fund will be transferred to and assumed by the Surviving Fund. In exchange for the transfer of the assets and the assumption of the liabilities of the Merging Fund, MFG will issue at the Effective Time of the Reorganization full and fractional Class A, B and C Shares of the Surviving Fund equal in aggregate dollar value on a per class basis to the aggregate NAV of full and fractional outstanding Class A, B and C Shares of the Merging Fund on a per class basis as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that the Merging Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to Merging Fund Shareholders all undistributed net investment income earned and net capital gain realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of the Merging Fund by, the Surviving Fund, the Merging Fund will distribute Surviving Fund Shares received by it to the Merging Fund Shareholders in liquidation of the Merging Fund. Holders of Class A shares in the Merging Fund would receive Class A Shares in the Surviving Fund, holders of Class B shares in the Merging Fund would receive Class B Shares in the Surviving Fund and holders of Class C shares in the Merging Fund would receive Class C Shares in the Surviving Fund. Each Merging Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Surviving Fund Shares with a total NAV equal to the total NAV of their shares of the Merging Fund plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of the Merging Fund. The Surviving Fund will not issue certificates representing Surviving Fund Shares in connection with the Reorganization.

    Although the Surviving Fund has a different investment strategy than the Merging Fund, the Surviving Fund expects to maintain a significant portion of the portfolio investments of the Merging Fund in light of the overlap in holdings between the Funds.

    After the Reorganization, all of the issued and outstanding shares of the Merging Fund shall be canceled on the books of the Merging Fund, and the stock transfer books of the Merging Fund will be permanently closed.

    The Reorganization is subject to a number of conditions, including, without limitation: approval by the Merging Fund Shareholders of the Reorganization Plan and the transactions contemplated thereby, which are described in this Combined Prospectus/Proxy Statement; the receipt of a legal opinion from Sullivan & Cromwell with respect to certain tax issues, as more fully described in "--Federal Income Tax Considerations" below; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Reorganization will be consummated at the Effective Time of the Reorganization.

    The administrative expenses of the Funds in connection with the Reorganization will be borne by JPMorgan Chase Bank or one of its affiliates.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party or a material covenant of the other party under the Reorganization Plan is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if the MFG Board of Trustees, on behalf of such party, determines that proceeding with the Reorganization Plan is not in the best interests of the applicable Fund's shareholders.

BOARD CONSIDERATIONS

    In considering the proposed Reorganization at meetings held on October 23, 2002, the MFG Board of Trustees considered and discussed the advantages and disadvantages of the proposed Reorganization.

    The Board of Trustees has determined that it is in the best interests of both Funds' shareholders to combine the Merging Fund with the Surviving Fund. In reaching this conclusion, the Board of Trustees considered and gave appropriate weight to all pertinent factors, including, among others: the terms of the Reorganization Plan; a comparison of each Fund's historical and projected expense ratios before and after the Reorganization; the comparative investment performance of the Merging Fund and the Surviving Fund; the anticipated positive effect of such Reorganization on the relevant Fund and its shareholders; the management and other fees payable by the Surviving Fund; the similarities and differences in the investment objectives and policies of the Merging Fund and the Surviving Fund; the opportunity to combine two Funds with identical investment objectives, while changing the Merging Fund's primary investments from equity securities of technology companies to the Surviving Fund's primary investments in common stocks of mid-capitalization companies, which should offer Merging Fund Shareholders greater diversification; the fact that the Merging Fund has experienced a shrinking asset base in a market environment that has displayed a low interest in technology funds; the fact that the portfolio management team of the Merging Fund would remain substantially unchanged as a result of the Reorganization, although the Surviving Fund has a different lead portfolio manager; the opportunity to realize operational and administrative efficiencies in a larger combined Fund; JPMorgan Chase Bank's contractual undertaking through April 30, 2004 to waive fees or reimburse the Surviving Fund's expenses such that the total expense ratio of Class A does not exceed 1.35% of the Class A Shares' average daily net assets and the total expense ratio of Class B and Class C does not exceed 1.85% of the Class B and Class C Shares' average daily net assets following the Reorganization; the fact that all administrative costs and expenses of the Reorganization would be borne by JPMorgan Chase Bank; the significance of any capital loss carryforwards that may be forfeited by the Merging Fund; and the fact that the Reorganization would constitute a tax-free reorganization.

    In addition, the MFG Board of Trustees took into account that, after the Effective Time of the Reorganization, JPMFAM (USA) will receive a management fee from the Surviving Fund that is lower than the management fee currently received from the Merging Fund, and that JPMorgan Chase Bank has agreed to cap the total expenses as set forth in the expense table above.

    Based upon its evaluation of the relevant information requested by and provided to it, and in light of its fiduciary duties under federal and state law, the MFG Board of Trustees, on behalf of each of the Merging Fund and the Surviving Fund, including a majority of the Trustees of such Board who are not interested persons of the Funds or JPMorgan Chase Bank as defined in the 1940 Act, has determined that the proposed Reorganization is in the best interests of the Merging Fund and the Surviving Fund, as applicable, and that the interests of their respective shareholders would not be diluted as a result of the Reorganization.

    THE MFG BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT MERGING FUND SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

    The MFG Board of Trustees has not determined what action the Merging Fund will take in the event that the Merging Fund Shareholders do not approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board of Trustees will consider other appropriate courses of action.

FEDERAL INCOME TAX CONSIDERATIONS

    Consummation of the Reorganization is subject to the condition that MFG receive an opinion from Sullivan & Cromwell, counsel to MFG, (based upon certain facts, qualifications, representations and assumptions) that if the Reorganization is consummated as contemplated by the Reorganization Plan, for federal income tax purposes: (i) the Reorganization will qualify as a tax-free reorganization and the Merging Fund and the Surviving Fund will each be a "party to a reorganization" within the meaning of the Internal Revenue Code of 1986, as amended; and (ii) no gain or loss will be recognized by Merging Fund Shareholders on the conversion of shares of the Merging Fund into Surviving Fund Shares.

    MFG has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisors concerning the potential tax consequences to them, including state, local and foreign income taxes.

    Immediately prior to the Reorganization, the Merging Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders the Merging Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carry forwards). Such dividends may be included in the taxable income of the Merging Fund Shareholders.

CAPITALIZATION

    Because the Merging Fund will be combined with the Surviving Fund in the Reorganization, the total capitalization of the Surviving Fund after the Reorganization is expected to be greater than the current capitalization of the Merging Fund. The following table sets forth as of June 30, 2002: (i) the capitalization of the Merging Fund; (ii) the capitalization of the Surviving Fund; and (iii) the pro forma capitalization of the Surviving Fund as adjusted to give effect to the Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of the Surviving Fund and the Merging Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each Fund. The Surviving Fund currently offers four classes of shares: Class A, Class B, Class C and Select
Class Shares.

                                 CAPITALIZATION
                 PRO FORMA TO GIVE EFFECT TO THE REORGANIZATION
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           PRO FORMA SURVIVING
                                     MERGING  SURVIVING         FUND AFTER
                                      FUND      FUND          REORGANIZATION
                                     -------  ---------  ------------------------
TOTAL NET ASSETS
  Class A Shares                     $2,084   $407,907                   $409,991
  Class B Shares                     $1,136   $ 94,920                   $ 96,056
  Class C Shares                     $  302   $  3,839                   $  4,141
  Select Class Shares                   N/A   $  2,874                   $  2,874
      Total                          $3,522   $509,540                   $513,062
SHARES OUTSTANDING
  Class A Shares                      1,174     12,292                     12,355
  Class B Shares                        964      3,008                      3,044
  Class C Shares                        256        123                        133
  Select Class Shares                   N/A         84                         84
      Total                           2,394     15,507                     15,616
NET ASSET VALUE PER SHARE
  Class A Shares                     $ 1.19   $  33.18                   $  33.18
  Class B Shares                     $ 1.18   $  31.56                   $  31.56
  Class C Shares                     $ 1.18   $  31.21                   $  31.21
  Select Class Shares                   N/A   $  34.21                   $  34.21

                              INVESTMENT POLICIES

    The following discussion summarizes some of the investment policies of the Surviving Fund. Although the Surviving Fund has identical investment objectives to those of the Merging Fund, the Surviving Fund invests primarily in common stocks of mid-capitalization companies while the Merging Fund invests primarily in equity securities of technology companies.

OBJECTIVE

    The investment objectives of the Surviving Fund and the Merging Fund are identical. The investment objective of the Surviving Fund is to seek capital growth over the long term. THE INVESTMENT OBJECTIVE OF THE MERGING FUND IS ALSO TO SEEK CAPITAL GROWTH OVER THE LONG TERM. Both Funds may change their objectives without shareholder approval.

MAIN INVESTMENT STRATEGIES

    Under normal market conditions, the Surviving Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap-Registered Trademark- Growth Index stocks at the time of purchase. THE MERGING FUND INVESTS LEAST 80% OF THE VALUE OF ITS NET ASSETS, PLUS THE AMOUNT OF BORROWINGS FOR INVESTMENT PURPOSES, IN EQUITY SECURITIES OF TECHNOLOGY COMPANIES. TECHNOLOGY COMPANIES ARE COMPANIES WITH REVENUES PRIMARILY GENERATED BY TECHNOLOGY PRODUCTS AND SERVICES. THESE INCLUDE COMPANIES IN INDUSTRIES INCLUDING THE INTERNET, COMPUTERS AND COMPUTER PERIPHERALS, SOFTWARE, ELECTRONIC COMPONENTS AND SYSTEMS, COMMUNICATIONS EQUIPMENT AND SERVICES, SEMICONDUCTORS AND MEDIA AND INFORMATION SERVICES.

    The Surviving Fund primarily invests in equity securities of mid-capitalization companies. Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. THE MERGING FUND INVESTS IN EQUITY SECURITIES OF COMPANIES WITH VARIOUS MARKET CAPITALIZATIONS INCLUDING LARGE-, MID- AND SMALL-CAPITALIZATIONS. AS A RESULT, AT TIMES, THE MERGING FUND INVESTS A SIGNIFICANT PORTION OF ITS ASSETS IN SECURITIES OF SMALL- AND MID-CAPITALIZATION COMPANIES. Market capitalization is the total market value of a company's shares.

    Although the Surviving Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements. THE MERGING FUND MAY ALSO INVEST IN HIGH-QUALITY MONEY MARKET INSTRUMENTS AND REPURCHASE AGREEMENTS AND MAY TEMPORARILY DEFEND ITS ASSETS BY PUTTING ANY AMOUNT OF ITS ASSETS IN THESE TYPES OF INVESTMENTS.

    Both the Merging Fund and the Surviving Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. Each Fund may use derivatives to hedge various market risks or to increase the Fund's income. DERIVATIVES ARE NOT EXPECTED TO REPRESENT A SIGNIFICANT PORTION OF THE MERGING FUND'S ASSETS. DERIVATIVES MAY ALSO BE USED AS SUBSTITUTES FOR SECURITIES IN WHICH THE MERGING FUND CAN INVEST.

    THE MERGING FUND MAY INVEST UP TO 20% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES. THESE INVESTMENTS MAY TAKE THE FORM OF DEPOSITARY RECEIPTS.

    FROM TIME TO TIME, THE MERGING FUND MAY INVEST IN SHARES OF COMPANIES THROUGH INITIAL PUBLIC OFFERINGS (IPOS), THOUGH SUCH INVESTMENTS ARE NOT EXPECTED TO REPRESENT A SIGNIFICANT PORTION OF THE MERGING FUND'S ASSETS.

    Both the Merging Fund and the Surviving Fund are non-diversified as defined in the 1940 Act.

    Both the Merging Fund and the Surviving Fund may change any of their including their investment policies (including their investment objectives) without shareholder approval.

INVESTMENT PROCESS

    In managing the Surviving Fund, JPMFAM (USA) applies an active equity management style focused on investing in mid-sized companies. The Surviving Fund focuses on companies with what it believes to be high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes; a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. JPMFAM (USA) uses what it believes to be a disciplined stock selection process which focuses on identifying what it believes to be attractively valued companies with positive business fundamentals.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    Following the Reorganization, the procedures for purchases, redemptions and exchanges of Surviving Fund Shares will be substantially similar to those of the Merging Fund. The Surviving Fund currently offers four classes of shares: the Class A, B and C Shares and the Select Class Shares. The following discussion reflects the class structure of the Surviving Fund.

SALES CHARGES

    There is normally a sales charge (sometimes called a "load") to buy
Class A, Class B and Class C Shares of the Surviving Fund. There are also ongoing charges that holders of Class A, Class B and Class C Shares pay as long as they own their shares, as more fully explained below. There is no sales charge to buy Select Class Shares of the Surviving Fund.

    Merging Fund Shareholders holding Class A shares will receive Class A Shares of the Surviving Fund in the Reorganization but will not have to pay a sales charge. However, such Merging Fund Shareholders will have to pay a sales charge if they buy additional Class A Shares in the future. Merging Fund Shareholders holding Class B shares of a Merging Fund will receive Class B Shares of the Surviving Fund in the Reorganization, but the holding period used to determine the applicable sales charges on the Class B Shares received in the Reorganization, as well as to determine the date of conversion of Class B Shares received in the Reorganization, will be calculated by reference to when such Merging Fund Shareholders acquired their Class B shares of the Merging Fund. Merging Fund Shareholders holding Class C shares of a Merging Fund will receive Class C Shares of the Surviving Fund in the Reorganization, and the holding period used to determine whether there will be a deferred sales charge on the Class C Shares received in the Reorganization will be calculated by reference to when such Merging Fund Shareholders acquired their Class C shares of the Merging Fund.

    There are a number of plans and special discounts which can decrease or even eliminate these charges.

CLASS A SHARES

    Class A Shares have an initial sales charge that is deducted directly from the money you invest. As the following table shows, the charge is lower the more you invest. The public offering price of Class A Shares is the NAV plus the initial sales charge. The Surviving Fund receives the NAV from the purchasers of the Surviving Fund Shares.

                                          INITIAL SALES CHARGE AS % OF  INITIAL SALES CHARGE AS % OF
AMOUNT OF INVESTMENT                      THE OFFERING PRICE PER SHARE      NET AMOUNT INVESTED
--------------------                      ----------------------------  ----------------------------
LESS THAN $100,000                                    5.75                          6.10
$100,000 BUT UNDER $250,000                           3.75                          3.90
$250,000 BUT UNDER $500,000                           2.50                          2.56
$500,000 BUT UNDER $1,000,000                         2.00                          2.04

    There is no sales charge for investments of $1 million or more.

CLASS B SHARES

    Class B Shares of the Surviving Fund have a deferred sales charge that is deducted directly from your assets when you sell your Class B Shares. It is calculated as a percentage of the lower of the offering price or the current NAV of the Class B Shares. As the following table shows, the deferred sales charge decreases the longer you hold the Class B Shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after the Surviving Fund Shareholder buys them.

YEAR                                                DEFERRED SALES CHARGE
----                                                ---------------------
1                                                                  5%
2                                                                  4%
3                                                                  3%
4                                                                  3%
5                                                                  2%
6                                                                  1%
7                                                                None
8                                                                None

    The Surviving Fund calculates the deferred sales charge from the month the Surviving Fund Shareholder buys its Class B Shares. The Surviving Fund will always sell the Class B Shares with the lowest deferred sales charge first. Class B Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

    Class C Shares of the Surviving Fund have a deferred sales charge that is deducted directly from the Surviving Fund's Shareholder's assets when the Surviving Fund Shareholder sells its Class C Shares. It is equal to the lower of 1% of the offering price or 1% of the current NAV of the Class C Shares. The deferred sales charge on Class C Shares disappears altogether after one year. The Surviving Fund calculates the deferred sales charge from the month the Surviving Fund Shareholder buys its Class C Shares. The Surviving Fund always sells the Class C Shares with the lowest deferred sales charge first. Class C Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

    Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares can not be converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than for either Class A or Class B Shares.

12b-1 FEES

    J.P. Morgan Fund Distributors, Inc. is the Distributor for the Surviving Fund. The Surviving Fund has adopted a Rule 12b-1 distribution plan for Class A Shares under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributable to Class A Shares and a Rule 12b-1 distribution plan for Class B and Class C Shares under which it will pay annual distribution fees of up to 0.75% of the average daily net assets attributable to Class B and Class C Shares. Similar 12b-1 distribution plans (with annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares) are currently in effect for Class A Shares, Class B Shares and Class C Shares of the Merging Fund.

    These payments cover such things as compensation for services provided by broker-dealers and expenses connected with the sale of shares. Payments are not tied to actual expenses incurred. Because 12b-1 expenses are paid out of the Surviving Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost more than other types of sales charges.

    There is no Rule 12b-1 distribution plan for Select Class Shares of the Surviving Fund.

BUYING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO ADDITIONAL PURCHASES OF THE SURVIVING FUND'S CLASS A, CLASS B AND CLASS C SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    The price shareholders pay for their shares is the public offering price, which is based on the shares' NAV calculated after the JPMorgan Funds Service Center (the "Center") accepts such shareholders's order. The Surviving Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Surviving Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. When fair value is used, the prices of securities used by the Surviving Fund to calculate its shares' NAV may differ from quoted or published prices for the same securities.

    The NAV of each class of Surviving Fund Shares is generally calculated once each day at of the close of regular trading on the New York Stock Exchange. The NAV is not computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Surviving Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees. A shareholder will pay the next NAV calculated after the JPMorgan Funds Service Center (the "Center") receives that shareholder's order in proper form. An order is in proper form only after payment is converted into federal funds.

    The Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if an order is received in proper form by the close of regular trading on the New York Stock Exchange, it will be processed at that day's price.

    Each shareholder must provide a Social Security Number or Taxpayer Identification Number when opening an account.

    The Surviving Fund has the right to reject any purchase order or stop offering shares for sale at any time.

    The investment minimum for Class A, Class B and Class C Shares of the Surviving Fund is as follows:

TYPE OF ACCOUNT                           INITIAL INVESTMENT  ADDITIONAL INVESTMENTS
---------------                           ------------------  ----------------------
Regular Account                                 $2,500                 $100
Systematic Investment Plan(1)                   $1,000                 $100
IRAs                                            $1,000                 $100
SEP-IRAs                                        $1,000                 $100
Education IRAs                                  $  500                 $100

---------------------

(1) If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account.

    For Class A, Class B and Class C Shares, checks should be made out to JPMorgan Funds in U.S. dollars. Credit cards, cash, or checks from a third party will not be accepted. Shares bought by check may not be sold until 15 calendar days after such purchase check was received by the Center. Shares bought through an Automated Clearing House cannot be sold until the payment clears, which could take more than seven business days. Purchase orders will be canceled if a check does not clear, and the investor will be responsible for any expenses and losses to the Surviving Fund. Orders by wire will be canceled if the Center does not receive payment by 4:00 p.m. (Eastern time) on the settlement date.

    Shareholders seeking to buy Surviving Fund Shares through an investment representative should instruct their representative to contact the Surviving Fund. Such representative may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.

SELLING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF THE SURVIVING FUND'S CLASS A, CLASS B AND CLASS C SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Surviving Fund Shares may be sold on any day the Center is open for trading, either directly to the Surviving Fund or through an investment representative. Surviving Fund Shareholders will receive the next NAV calculated after the Center accepts the sale order in proper form, less any applicable sales charges.

    The names of the registered shareholders and the account number must be provided before shares can be sold.

    Under normal circumstances, if a request is received in proper form before the close of regular trading on the New York Stock Exchange, the Surviving Fund will make the proceeds from the sale available on the next business day. An order to sell shares will not be accepted if the Surviving Fund has not collected payment for the shares. If shares were purchased by check and the shareholder wishes to sell these shares, the purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be make available. The Surviving Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

    You will need to have signatures guaranteed for all registered owners or their legal representatives if:

    - you want to sell shares with an NAV of $100,000 or more, or

    - you want your payment sent to an address other than the one we have in our records.

    We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the Center for more details.

    A shareholder who purchased through an investment representative, or through a financial service firm, should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

    Shareholders may also sell their shares by contacting the Center directly. Shareholders may call 1-800-348-4782 or send a signed letter with such shareholder's instructions to: JPMorgan Funds Service Center, P.O. Box 219392, Kansas City, MO 64121-9392.

    The Surviving Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF THE THE SURVIVING FUND'S CLASS A, CLASS B AND CLASS C SHARES THAT YOU MIGHT MAKE AFTER THE
REORGANIZATION.

    Surviving Fund Shares may be exchanged for shares of the same class in certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange.

    If you exchange Class B Shares of the Surviving Fund for Class B shares of another JPMorgan Fund, or Class C Shares for Class C shares, you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original Surviving Fund Shares, not when you made the exchange. Shareholders should carefully read the prospectus of the fund into which they want to exchange their Class A, Class B or Class C Shares. Shareholders who exchange must meet any minimum investment requirements.

    The exchange privilege is not a means of short-term trading as this could increase management costs and affect all Surviving Fund Shareholders. The Surviving Fund reserves the right to limit the number of exchanges or refuse an exchange. The exchange privilege may also be terminated. The Surviving Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

    You can exchange your shares in one of three ways:

    - THROUGH YOUR INVESTMENT REPRESENTATIVE
       Tell your representative which fund's shares you want to exchange. He or she will send the necessary documents to the Center. Your representative might charge you for this service.

    - THROUGH THE CENTER
       Call 1-800-348-4782 to ask for details.

    - THROUGH A SYSTEMATIC EXCHANGE PLAN
       You can automatically exchange money from one JPMorgan account to another of the same class.

OTHER INFORMATION CONCERNING THE SURVIVING FUND'S CLASS A, CLASS B AND CLASS C SHARES

    For Class A, Class B and Class C Shares, the Surviving Fund may close an account if the account balance falls below $500 for 30 days as a result of selling shares (and not because of performance). The Surviving Fund may also close an account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. At least 60 days' notice will be given before closing the account.

    Unless a shareholder indicates otherwise on his or her account application, the Surviving Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Surviving Fund will ask that person to confirm the account registration and address to make sure they match those in the Surviving Fund records. If they do correspond, the Surviving Fund is generally authorized to follow that person's instructions. The Surviving Fund will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Surviving Fund liable for any loss or expense from any sales request if the Surviving Fund takes such reasonable precautions. The Surviving Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Surviving Fund does not take such reasonable precautions.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Surviving Fund or contact their investment representative or agent. The Surviving Fund may modify or cancel the sale of shares by phone without notice.

    MFG, on behalf of the Surviving Fund, has entered into agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents agree to provide certain support services to their customers. For performing these services, each shareholder servicing agent will receive an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C shares held by investors serviced by the shareholder servicing agent. The Merging Fund likewise has similar arrangements with respect to its shares.

    MFG and/or the Distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

    As indicated above, the Surviving Fund issues multiple classes of shares. Each class may have different requirements regarding who may invest. Each such class may have different sales charges and expense levels. A person who gets compensated for selling Surviving Fund Shares may receive a different amount for each class.

                            DISTRIBUTIONS AND TAXES

    The Surviving Fund can earn income and realize capital gain. The Surviving Fund will deduct from these earnings any expenses and then pay out these earnings to Surviving Fund Shareholders as distributions.

    The Surviving Fund typically distributes any net investment income at least annually. You have three options for your Surviving Fund distributions. You may:

    - reinvest all of them in additional Surviving Fund Shares without a sales charge;

    - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional Surviving Fund Shares; or

    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    If you do not notify us otherwise, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of Surviving Fund Shares of the same class. The taxation of dividends will be affected by the form in which you receive them.

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

    If you receive distributions of net capital gain, the tax rate will be based on how long the Surviving Fund held a particular asset, not on how long you have owned your Surviving Fund Shares. If you buy Surviving Fund Shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Early in each calendar year, the Surviving Fund will send Surviving Fund Shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    Any investor for whom the Surviving Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

    The above is only a general summary of tax implications of investing in the Surviving Fund. Merging Fund Shareholders should consult their tax advisors to see how investing in the Surviving Fund will affect their own tax situation.

                        COMPARISON OF THE MERGING FUND'S
         AND THE SURVIVING FUND'S RESPECTIVE ORGANIZATIONAL STRUCTURES

    There are no material differences in the organizational structures of the Merging Fund and the Surviving Fund. Set forth below are descriptions of the structure, the Boards of Trustees and officers, shares of each Fund, voting rights, shareholder liability and the liability of Trustees of each Fund.

STRUCTURE OF THE MERGING FUND AND THE SURVIVING FUND

    The Merging Fund and the Surviving Fund are organized as separate series of MFG, which is organized as a business trust under the laws of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFG's operations are governed by MFG's Declaration of Trust, its By-Laws and applicable Massachusetts law. The operations of the Merging Fund and the Surviving Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS

    Subject to the provisions of MFG's Declaration of Trust and By-Laws, the business of the Merging Fund and of the Surviving Fund is managed by MFG's Board of Trustees. The Trustees of MFG serve indefinite terms (subject to mandatory retirement age) and have all powers necessary or convenient to carry out their responsibilities. The Trustees and officers of MFG that serve the Merging Fund and the Surviving Fund are identical.

SHARES OF FUNDS

    MFG is a trust with an unlimited number of authorized shares of beneficial interest which may be divided into series or classes thereof. Each Fund is a separate series of MFG and may issue multiple classes of shares. Each share of a series or class of MFG represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class of MFG participate equally in the earnings, dividends and assets of the particular series or class. Fractional shares have rights proportionate to full shares. Expenses of MFG that are not attributable to a specific series or class will be allocated to all the series of MFG in a manner believed by the MFG Board of Trustees to be fair and equitable. Generally, shares of each series will be voted separately, for example, to approve an investment advisory agreement. Likewise, shares of each class of each series will be voted separately, for example, to approve a distribution plan. On certain matters, such as the election of Trustees, shares of all series and classes vote together, to the extent required by the 1940 Act. MFG is not required to hold regular annual meetings of shareholders but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of MFG.

SHAREHOLDER VOTING RIGHTS

    With respect to all matters submitted to a vote of shareholders, shareholders of MFG are entitled to the number of votes (or "voting shares") equal to the number of shares owned by such shareholder at the close of business on November 21, 2002, the record date.

    A vacancy in the Board of Trustees of MFG resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of voting shares representing two-thirds of the outstanding voting shares of each portfolio of that trust. A meeting of shareholders of MFG shall be held upon the written request of the holders of voting shares of such trust representing not less than 10% of the outstanding voting shares entitled to vote on the matters specified in the written request. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

SHAREHOLDER LIABILITY

    Under Massachusetts law, shareholders of MFG could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of MFG disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. MFG may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of that trust's property, Trustees, officers, employees and agents covering possible tort and other liabilities.

LIABILITY OF TRUSTEES

    Under the Declaration of Trust of MFG, the Trustees are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Subject to the previous sentence, under the Declaration of Trust of MFG, a Trustee or officer will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person's being or having been a Trustee or an officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and By-Laws of MFG are available without charge upon written request to MFG.

       INFORMATION RELATING TO THE ADVISORY CONTRACTS AND OTHER SERVICES

GENERAL INFORMATION

    As noted above, the assets of the Merging Fund and the Surviving Fund are each managed by JPMFAM (USA) pursuant to a separate Advisory Agreements between MFG, on behalf of each of the Merging Fund and Surviving Fund, and JPMFAM (USA). After the consummation of the Reorganization, JPMFAM (USA) will continue to be responsible for the day-to-day management of the Surviving Fund's assets.

DESCRIPTION OF JPMFAM (USA) AND THE ADVISORY AGREEMENT WITH THE SURVIVING FUND

    JPMFAM (USA) is a wholly-owned subsidiary of JPMorgan Chase Bank, which is also a wholly owned subsidiary of J.P. Morgan Chase & Co. incorporated under the laws of Delaware. JPMFAM (USA)'s principal executive offices are located at 522 Fifth Avenue, New York, New York 10036. JPMFAM (USA), a registered investment adviser, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. As of September 30, 2002, JPMFAM (USA) and certain of its affiliates provided investment management services with respect to assets of approximately $492.5 billion.

    Under the Advisory Agreement with the Surviving Fund, JPMFAM (USA) is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Surviving Fund. JPMFAM
(USA)'s responsibilities under the Advisory Agreement include supervising the Surviving Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Surviving Fund's investments and complying with regulatory reporting requirements. The services provided to the Surviving Fund by JPMFAM (USA) are substantially similar to the services currently provided to the Merging Fund by JPMFAM (USA).

    EXPENSES AND MANAGEMENT FEES. The Advisory Agreement provides that the Surviving Fund will pay JPMFAM (USA) a monthly management fee based upon the average daily net assets of the Surviving Fund. The annual rate of this management fee is, and for the most recent fiscal year was, 0.40%. The Merging Fund currently pays, and for the most recent fiscal year paid, 0.75% of average daily net assets to JPMFAM (USA) for its advisory services. JPMFAM (USA) will continue to receive the management fee it currently receives from the Surviving Fund at the Effective Time of the Reorganization. JPMorgan Chase Bank has contractually agreed to cap the Surviving Fund's total expense ratio at 1.35% of the annual net operating expenses for Class A Shares, and at 1.85% of the annual net operating expenses for Class B and Class C Shares, following the consummation of the Reorganization through April 30, 2004. JPMFAM(USA) and other service providers to the Surviving Fund may also voluntarily waive or reimburse certain of their fees, as they may determine from time to time.

    Under the Advisory Agreement, except as indicated above, the Surviving Fund is responsible for its operating expenses including, but not limited to: taxes; interest; fees (including fees paid to its Trustees who are not affiliated with JPMFAM (USA) or any of its affiliates); fees payable to the Commission; state securities fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing Surviving Fund Shareholders; management and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions in connection with the purchase or sale of portfolio securities.

    LIMITATION ON LIABILITY. The Advisory Agreement provides that JPMFAM (USA) will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFG or the Surviving Fund in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement.

    DURATION AND TERMINATION. The Advisory Agreement will continue in effect from year to year with respect to the Surviving Fund, only so long as such continuation is approved at least annually by (i) the Board of Trustees of MFG or the majority vote of the outstanding voting securities of the Surviving Fund, and (ii) a majority of those Trustees who are neither parties to the Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Advisory Agreement is terminable at any time as to the Surviving Fund without penalty by the MFG's Board of Trustees or by vote of the majority of the Surviving Fund's outstanding voting securities upon 60 days' written notice to JPMFAM (USA), and by JPMFAM (USA) on 90 days' written notice to MFG.

PORTFOLIO MANAGER

    The portfolio management team for the Surviving Fund is led by Christopher Mark Vyvyan Jones, who is a Managing Director of JPMFAM (USA). Mr. Jones has worked as a portfolio manager with various affiliates of JPMFAM (USA) since 1982. He is currently a Managing Director of JPMFAM (USA) and is head of its small company team.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    JPMFAM (USA) places orders for the Surviving Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Surviving Fund. Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for the Surviving Fund will be undertaken principally to accomplish the Surviving Fund's investment objective. The Surviving Fund may engage in short-term trading consistent with its objectives.

    In connection with portfolio transactions, JPMFAM (USA) intends to seek best execution on a competitive basis for both purchases and sales of securities. JPMFAM (USA) considers a number of factors in selecting a broker, including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition as well as the commissions charged. Research services provided by brokers to which JPMFAM (USA) has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, strategy services, quantitative data and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of JPMFAM (USA)'s clients and not solely or necessarily for the benefit of the Surviving Fund. JPMFAM (USA) believes that the value of the research services received is not determinable and does not significantly reduce its expenses. The Surviving Fund does not reduce the fee it pays to JPMFAM (USA) by any amount that might be attributable to the value of such services.

    Subject to the overriding objective of obtaining the best execution of orders, JPMFAM (USA) may allocate a portion of the Surviving Fund's brokerage transactions to affiliates of JPMFAM (USA). Under the 1940 Act, persons affiliated with the Surviving Fund and persons who are affiliated with such persons are prohibited from dealing with the Surviving Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. However, affiliated persons of the Surviving Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Surviving Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMFAM (USA) or an affiliate is a member or in a private placement in which JPMFAM (USA) or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that comply with rules adopted by the Commission and with interpretations by the Commission's staff.

    Investment decisions made by JPMFAM (USA) are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Surviving Fund may only sell a security to other portfolios or accounts managed by JPMFAM (USA) or its affiliates in accordance with procedures adopted by the Board of Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when JPMFAM (USA) deems the purchase or sale of a security to be in the best interests of the Surviving Fund, as well as other clients including other funds, JPMFAM (USA), to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Surviving Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by JPMFAM (USA) in the manner it considers to be most equitable and consistent with JPMFAM (USA)'s fiduciary obligations to the Surviving Fund. In some instances, this procedure might adversely affect the Surviving Fund.

INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP serves as the Merging Fund's and the Surviving Fund's independent accountants, auditing and reporting on the annual financial statements and reviewing certain regulatory reports and federal income tax returns. PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when MFG engages it to do so.

    AUDIT FEES. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Merging Fund for the last fiscal year ended were $9,500.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMFAM (USA), JPMorgan Chase Banks and JPMorgan Chase Bank's affiliates that provide services to the Funds for the calendar year ended December 31, 2001 were approximately $10.9 million.

    ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMFAM (USA), JPMorgan Chase Bank and JPMorgan Chase Bank's affiliates that provide services to the Fund for the calendar year ended December 31, 2001 were approximately $75 million.

    This amount came from services provided to JPMorgan Chase Bank and JPMorgan Chase Bank's affiliates and was composed of:

Audit-related services:                             $28.8 million
Tax services:                                       $13.0 million
Other consulting services:                          $33.2 million

    The audit-related services primarily involved services related to Commission filings, internal control related reviews, regulatory and accounting matters, statutory financial statement audits of consolidated subsidiaries and non-consolidated affiliates, other attestation work and SAS 70 reviews. This work is closely aligned with and in many respects an integral component of the audit of JPMorgan Chase Bank's consolidated financial statements.

    The tax services primarily involved assistance with tax return compliance for both JPMorgan Chase Bank and third party entities, as well as advice on areas such as depreciation and valuation methods.

    The services provided for financial information systems design and implementation and substantially all of the services reflected in the item "other consulting services" were performed during 2001 by employees of PricewaterhouseCoopers Consulting, for JPMorgan Chase Bank and its affiliates

    The financial information systems design and implementation services were to assist JPMorgan Chase Bank with a multi-year undertaking that has been performed under JPMorgan Chase Bank's direct supervision and control, and involves implementation of new human resources systems. The other consulting services related primarily to assistance with JPMorgan Chase Bank merger related integration and securities law compliance activities, all of which are now substantially complete.

    The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP and has concluded that it is.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the MFG Board of Trustees for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. MFG's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition MFG has retained the services of D.F. King & Co., Inc., professional solicitors, to aid in the solicitation of proxies for a fee to be borne by JPMorgan Chase Bank or an affiliate. See " --Expenses of Proxy Solicitation". It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of MFG to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Merging Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to MFG a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

    Only the Merging Fund Shareholders of record at the close of business on November 21, 2002 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted approximately 1,454,020 Class A, 875,867 Class B, and 256,896 Class C shares of the Merging Fund. Each Merging Fund Shareholder is entitled to the number of votes equal to the number of shares owned by that Merging Fund Shareholder on the record date.

    The presence in person or by proxy of Merging Fund Shareholders that own a majority of the outstanding Merging Fund voting shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting or the Merging Fund Shareholders determine to adjourn the Meeting for any other reason, the Merging Fund Shareholders present (in person or represented by proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the Merging Fund Shareholders holding a majority of the Merging Fund voting shares present (in person or represented by proxy) at the Meeting. The persons named in the proxy will vote in favor of such adjournment those Merging Fund voting shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Merging Fund voting shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the voting shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

PROXIES

    All Merging Fund voting shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Merging Fund Shareholder specifies how the proxy is to be voted on the Proposal, it will be voted in accordance with such specifications. If a Merging Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR the Proposal described in this Combined Prospectus/Proxy Statement. The Merging Fund Shareholders voting to ABSTAIN on the Proposal will be treated under applicable law as present for purposes of achieving a quorum and in determining the votes cast on the Proposal, but not as having voted FOR the Proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but under applicable law will not be counted in determining the votes cast on (and therefore will have the effect of a vote against) the Proposal.

    A proxy granted by any Merging Fund Shareholder may be revoked by such Merging Fund Shareholder at any time prior to its use by written notice to MFG, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    JPMorgan Chase Bank or one of its affiliates, and not the Merging Fund or the Surviving Fund (or shareholders of either Fund) will pay the cost of the preparation, printing and mailing to Merging Fund Shareholders of this Combined Prospectus/Proxy Statement, accompanying Notice of Meeting, form of proxy and any supplementary solicitation of Merging Fund Shareholders.

    It is expected that the cost of retaining D.F. King & Co., Inc. to assist in the proxy solicitation process for the fund complex will not exceed approximately $30,000 in addition to expenses, which cost will be borne by JPMorgan Chase Bank or one of its affiliates.

INTERESTED PARTIES

    On the record date, the Trustees and officers of MFG, as a group, owned less than 1% of the outstanding shares of the Merging Fund. On the record date, the name, address and share ownership of the persons who owned beneficially or of record more than 5% of any class of shares of the Merging Fund and the percentage of the Surviving Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings on the record date were as follows:

                                                                               PERCENTAGE OF   PERCENTAGE OF
                                                               AMOUNT OF       MERGING FUND    SURVIVING FUND
                                                                SHARES           OWNED ON        OWNED UPON
                     NAME AND ADDRESS                            OWNED          RECORD DATE     CONSUMMATION
  -------------------------------------------------------  -----------------  ---------------  --------------
  Robert Fleming Investment Trust Limited(1)                    125,000       8.596% Class A   0.04% Class A
  Attention Nick Gray                                       Class A Shares
  10 Aldermanbury
  London EC2V 7RF
  United Kingdom

  MLPF&S for the Sole Benefit of(1)                           98,399.555      6.767% Class A   2.92% Class A
  its Customers                                             Class A Shares
  Attn Fund Administration
  4800 Deer Lake Dr E Fl 3
  Jacksonville FL 32246-6484

  MLPF&S(1)                                                   258,138.056     29.472%          5.38% Class B
  4800 Deer Lake Drive East 2nd Flr                         Class B Shares    Class B
  Jacksonville FL 32246-6484

                                                                               PERCENTAGE OF   PERCENTAGE OF
                                                               AMOUNT OF       MERGING FUND    SURVIVING FUND
                                                                SHARES           OWNED ON        OWNED UPON
                     NAME AND ADDRESS                            OWNED          RECORD DATE     CONSUMMATION
  -------------------------------------------------------  -----------------  ---------------  --------------
  Robert Fleming Investment Trust Limited(1)                    125,000       14.271%          0.22% Class B
  Attention Nick Gray                                       Class B Shares    Class B
  10 Aldermanbury
  London EC2V 7RF
  United Kingdom

  MLPF&S for the Sole Benefit of(1)                           59,678.553      23.23% Class C   26.62%
  its Customers                                             Class C Shares                     Class C
  Attn Fund Administration
  4800 Deer Lake Dr East 2nd Fl
  Jacksonville FL 32246-6484

  Robert Fleming Investment Trust Limited(1)                    50,000        19.463%          1.68% Class C
  Attention Nick Gray                                       Class C Shares    Class C
  10 Aldermanbury
  London EC2V 7RF
  United Kingdom

  Edward F Showers                                            25,627.702      9.975% Class C   0.86% Class C
  541 Route 351                                             Class C Shares
  Poestenkill NY 12140

  USBancorp Piper Jaffray(1)                                  22,142.857      8.619% Class C   0.75% Class C
  U S Bancorp Center                                        Class C Shares
  800 Nicollet Mall
  Minneapolis MN 55402-7000

  Scott C Bello                                               14,492.754      5.641% Class C   0.49% Class C
  Janet Bello JTWROS                                        Class C Shares
  72 Brinker Dr S
  Rensselaer NY 12144-9764

---------------------

(1)  Record Holder

    On the record date, the Trustees and officers of MFG, as a group, owned less than 1% of the outstanding shares of the Surviving Fund. On the record date, the name, address and share ownership of the persons who owned beneficially or of record more than 5% of the shares of the Surviving Fund and the percentage of the Surviving Fund Shares that would be owned by such persons upon consummation of the Reorganization based upon their holdings on the record date were as follows:

                                                           PERCENTAGE OF   PERCENTAGE OF
                                           AMOUNT OF       MERGING FUND    SURVIVING FUND
                                            SHARES           OWNED ON        OWNED UPON
           NAME AND ADDRESS                  OWNED          RECORD DATE     CONSUMMATION
  -----------------------------------  -----------------  ---------------  --------------
  MLPF&S for the Sole Benefit of(1)       31,413.449      26.935%          26.62%
  its Customers                         Class C Shares    Class C          Class C
  Attn Fund Administration
  4800 Deer Lake Dr East 2nd Fl
  Jacksonville FL 32246-6484

---------------------

(1)  Record Holder

PROPOSALS TO BE SUBMITTED BY MERGING FUND SHAREHOLDERS

    The Merging Fund does not generally hold an annual meeting of Merging Fund Shareholders. Merging Fund Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Merging Fund at the address set forth on the cover of this Combined Prospectus/Proxy Statement.

                        ADDITIONAL INFORMATION ABOUT MFG

    Additional information about the Merging Fund and the Surviving Fund is included in the Statement of Additional Information related to this Combined Prospectus/Proxy Statement which has been filed with the

Commission and which is incorporated herein by reference. Copies of the Statement of Additional Information related to this Combined Prospectus/Proxy Statement may be obtained without charge by calling 1-800-348-4782. MFG is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports, proxy materials and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the Commission's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited financial highlights, financial statements and notes thereto of the Merging Fund and the Surviving Fund for the fiscal years ended October 31, 2001 and December 31, 2001, respectively, are incorporated by reference into the Statement of Additional Information related to this Combined Prospectus/ Proxy Statement. The audited financial statements and notes thereto, as applicable, of the Merging Fund and the Surviving Fund have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

    The unaudited financial highlights, financial statements and notes thereto of each of the Merging Fund and the Surviving Fund for the fiscal periods ended April 30, 2002 and June 30, 2002, respectively, are incorporated by reference into the Statement of Additional Information related to this Combined Prospectus/ Proxy Statement.

                                 OTHER BUSINESS

    The MFG Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the MFG Board of Trustees that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the best judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    MFG is not involved in any litigation that would have any material adverse effect upon either the Merging Fund or the Surviving Fund.

                       MERGING FUND SHAREHOLDER INQUIRIES

    Merging Fund Shareholder inquiries may be addressed to MFG in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-348-4782.

                                     * * *

     MERGING FUND SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                         FORM OF PLAN OF REORGANIZATION

    THIS PLAN OF REORGANIZATION (this "Plan") is adopted this 25th day of October, 2002 by Mutual Fund Group (the "Trust"), a Massachusetts business trust, on behalf of the JPMorgan H&Q Technology Fund (the "Transferor Portfolio"), and on behalf of the JPMorgan Capital Growth Fund (the "Acquiring Portfolio") and JPMorgan Chase Bank.

    This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

    WHEREAS, the Board of Trustees of the Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, respectively, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, respectively, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, the Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest of Class A, Class B and Class C of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares.

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION AND TERMINATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.

      (i) The Trust on behalf of the Transferor Portfolio will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In exchange thereof, the Trust on behalf of the Acquiring Portfolio will
(A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization, as defined in Section 1(b)(i) hereof, all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined by the Trust in accordance with
Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of the Class A Share class in exchange for Class A shares of the Transferor Portfolio, Class B Share class in exchange for Class B shares of the Transferor Portfolio and Class C Share class in exchange for Class C shares of the Transferor Portfolio, with the amounts of shares to be determined by the Trust, on behalf of the Acquiring Portfolio and Transferor Portfolio. Any shares of beneficial interest of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the Exchange Date, as defined in
Section 1(b)(i) hereof.

      (ii) As of the Effective Time of the Reorganization, the Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by the Transferor Portfolio pursuant to
Section 1(a)(i) in actual or constructive exchange for the Transferor Portfolio Shares held by the Transferor Portfolio Shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio Shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. All issued and outstanding Transferor Portfolio Shares will simultaneously be cancelled on the books of the Transferor Portfolio, although any outstanding share certificates representing interests in the Transferor Portfolio will represent a number of Acquiring Portfolio Shares after the Effective Time of the Reorganization as determined in accordance with
Section 1(c). The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all the necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete termination of the Transferor Portfolio.

      (iv) After the Effective Time of the Reorganization, the Acquiring Portfolio will continue offering Class A, Class B and Class C Class Shares.

      (v) Any transfer taxes payable upon issuance of the Acquiring Portfolio Shares in a name other than that of the registered holder of the Transferor Portfolio Shares on the books of the Transferor Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

      (vi) Any reporting responsibility of the Transferor Portfolio is and shall remain the responsibility of the Transferor Portfolio up to and including the Effective Time of the Reorganization and such later date on which the Transferor Portfolio is terminated.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on or about March 31, 2003 or such other date as is agreed to by the parties (the "Exchange Date").

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by JPMorgan Chase Bank to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefor shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by JPMorgan Chase Bank in the manner set forth in the Trust's then current prospectus or statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by JPMorgan Chase Bank by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets to be valued in the manner set forth in the Trust's then current prospectus or statement of additional information.

      (ii) The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio Shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to its shares by the net asset value per Acquiring Portfolio Share, both as determined in accordance with
Section 1(c)(i).

      (iii) All computations of value under this Plan shall be made by JPMorgan Chase Bank in accordance with its regular practice as custodian and pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. THE TRUST

    (a) CAPITALIZATION. The Trust has an unlimited number of authorized shares of beneficial interest, of which as of June 30, 2002 there were outstanding 15,507,155.311 Acquiring Portfolio Shares and 2,974,461.124 Transferor Portfolio Shares outstanding, and no such shares were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a trust portfolio could, under certain circumstances, be held personally liable for the obligations of such trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding Acquiring Portfolio Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws. Transferor Portfolio Shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio Shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio Shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any Transferor Portfolio Shares (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Trust).

    (b) FINANCIAL STATEMENTS. The financial statements of the Trust with respect to the Acquiring Portfolio and the Transferor Portfolio for the fiscal years ended December 31, 2001 and October 31, 2001, respectively, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio and the Transferor Portfolio, respectively, as of the dates thereof and the results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP"), consistently applied. The financial statements of the Trust with respect to the Acquiring Portfolio and the Transferor Portfolio for the six month fiscal period ended June 30, 2002 and April 30, 2002, respectively, fairly present the financial position of the Acquiring Portfolio and the Transferor Portfolio, respectively, as of the dates thereof and the results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (c) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such trust portfolio).

    (d) AUTHORITY RELATIVE TO THIS PLAN. The Trust, on behalf of the Acquiring Portfolio and the Transferor Portfolio, has the power to adopt this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees, and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-Laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its performance of this Plan in accordance with its terms.

    (e) LIABILITIES. There are no liabilities of the Acquiring Portfolio or the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to April 30, 2002 or otherwise previously disclosed to the Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (f) NO MATERIAL ADVERSE CHANGE. Since April 30, 2002, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Transferor Portfolio, respectively, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (g) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquiring Portfolio's or the Transferor Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust, the Acquiring Portfolio or the Transferor Portfolio and, to the knowledge of the Trust, there are no regulatory investigations of the Trust, the Acquiring Portfolio or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (h) NO CONFLICTS. The Acquiring Portfolio and the Transferor Portfolio are not, and the performance of this Plan will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio or the Transferor Portfolio to which the Acquiring Portfolio or the Transferor Portfolio is a party or by which it is bound.

    (i) TAXES. The federal income tax returns of the Trust with respect to the Acquiring Portfolio, all other income tax returns, dividend reporting forms and other tax related reports required to be filed by the Trust with respect to the Acquiring Portfolio, have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due on such returns and reports have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquiring Portfolio have been paid so far as due. For each taxable year of its operation (including the taxable year ending on the Exchange Date), the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and intends to continue to so qualify and be eligible. The Transferor Portfolio will file its final federal and other tax returns for the period ending on the Exchange Date in accordance with the Code. All other federal income tax returns of the Trust with respect to the Transferor Portfolio, all other income tax returns, dividend reporting forms and other tax related reports required to be filed by the Trust with respect to the Transferor Portfolio, have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due on such returns and reports have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Transferor Portfolio have been paid so far as due. For each taxable year of its operation (including the taxable year ending on the Exchange Date), the Transferor Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code. The Transferor Portfolio will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that have accrued through the Exchange Date, and before the Exchange Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Exchange Date.

    (j) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio Shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. ACTIONS OF THE TRUST ON BEHALF OF THE ACQUIRING PORTFOLIO

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and a prospectus (the "Prospectus") which will include the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio Shareholders referred to in Section 4(a) herein. At the time the Registration Statement becomes effective and at the Effective Time of the Reorganization, the Registration Statement (i) complies or will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio Shareholders' meeting referred to in Section 4(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Trust will use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Trust shall conduct the business of the Acquiring Portfolio in the ordinary course until the consummation of the Reorganization. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, in each case payable either in cash or in additional shares.

4. ACTIONS OF THE TRUST ON BEHALF OF THE TRANSFEROR PORTFOLIO

    (a) MEETING OF THE TRANSFEROR PORTFOLIO SHAREHOLDERS. The Trust shall call and hold a meeting of the Transferor Portfolio Shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books and records maintained on behalf of the Transferor Portfolio. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will prepare a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (the "Schedule") showing the tax basis of such securities by lot and the holding periods of such securities. All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. At the time the Registration Statement becomes effective and at the Effective Time of the Reorganization, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio Shareholders' meeting referred to in Section 4(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (d) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable, in each case payable either in cash or in additional shares.

    (e) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

5. CONDITIONS PRECEDENT TO CONSUMMATION OF THE REORGANIZATION

Consummation of the Reorganization is subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the Transferor Portfolio Shares entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Trust shall have undertaken each of its actions described herein, each of the representations contained in Section 2 herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)), in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Transferor Portfolio since April 30, 2002.

    (c) REGULATORY APPROVAL. (i) The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act suspending effectiveness thereof shall have been issued, and to the best knowledge of the Trust, no investigation or proceeding for that purpose has been instituted or is pending, threatened or contemplated under the Securities Act and (ii) all other approvals, registrations, consents, orders, permits and exemptions under federal, state and local laws and regulations (collectively, the "Regulatory Approvals") deemed necessary by the Acquiring Portfolio or the Transferor Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such Regulatory Approval would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Transferor Portfolio.

    (d) TAX OPINION. The Trust shall have received the opinion of Sullivan & Cromwell, dated on or before the Exchange Date, addressed to the Trust, substantially to the effect that, (based upon certain facts, qualifications, representations and assumptions) for federal income tax purposes: (i) the Reorganization will qualify as a tax-free reorganization and the Transferor Portfolio and the Acquiring Portfolio will each be a "party to a reorganization" within the meaning of the Code; and (ii) no gain or loss will be recognized by Transferor Portfolio Shareholders on the conversion of Transferor Portfolio Shares into Acquiring Portfolio Shares (the "Tax Opinion"). The delivery of the Tax Opinion is conditioned upon receipt by Sullivan & Cromwell of representations it shall request of the Trust.

    (e) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (f) DISTRIBUTION OF INCOME AND GAINS. The Trust on behalf of the Transferor Portfolio shall have distributed to the Transferor Portfolio Shareholders all of the Transferor Portfolio's investment company taxable income (determined without regard to the deduction for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

6. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The Trust may, if authorized by its Boards of Trustees, amend this Plan at any time before or after Transferor Shareholder Approval, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, the Trust may by written instrument signed by it (i) waive any inaccuracies in the representations made to it contained in Section 2 herein and (ii) waive compliance with any of the required actions or conditions made for its benefit contained herein, except that conditions set forth in Sections 5(c) and 5(d) may not be waived.

    (c) TERMINATION BY THE TRUST. The Trust may terminate this Plan with respect to the Transferor Portfolio, without liability for damages on the part of the Trust, the Transferor Portfolio or their respective Trustees or officers, at any time prior to the Effective Time of the Reorganization by notice to JPMFAM (USA) if a

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material condition to the performance of the Trust hereunder or a material required action of the Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof. In addition, this Plan may be terminated by the Trust at any time prior to the Effective Time of the Reorganization, whether before or after Transferor Shareholder Approval, without liability on the part of any party hereto, its Trustees, officers or shareholders or JPMFAM (USA) in the event that the Board of Trustees of the Trust determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio or the Acquiring Portfolio.

7. EXPENSES

    The administrative expenses of the Reorganization will be borne by JPMorgan Chase Bank or one of its affiliates. Such expenses include, without limitation:
(i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement, including the Prospectus; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization;
(iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and
(viii) costs relating to the solicitation of proxies for Transferor Shareholder Approval of the Reorganization. In addition, JPMorgan Chase Bank or an affiliate will waive fees payable to it or reimburse expenses to the extent necessary such that the actual (post-waiver) total expense ratios of the Acquiring Portfolio Shares are not higher than those as set forth in the Registration Statement following the consummation of the Reorganization through April 30, 2004.

8. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    (a) This Plan shall be governed by and construed in accordance with the laws of the State of New York.

    (b) This Plan shall bind and inure to the benefit of the Trust, the Transferor Portfolio and the Acquiring Portfolio and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Trust and its respective successors and assigns, any rights or remedies under or by reason of this Plan.

    (c) It is expressly agreed that the actions of the Trust under this Plan in respect of the Transferor Portfolio shall not be binding upon any Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the Trust as provided in the Declaration of Trust of the Trust. Neither the authorization by the Trustees of this Plan nor the performance of this Plan by authorized officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust's Declaration of Trust.

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                       STATEMENT OF ADDITIONAL INFORMATION
                                MUTUAL FUND GROUP
                       (SPECIAL MEETING OF SHAREHOLDERS OF
                          JPMORGAN H&Q TECHNOLOGY FUND,
                         A SERIES OF MUTUAL FUND GROUP)

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated December 18, 2002 for the Special Meeting of Shareholders of JPMorgan H&Q Technology Fund (the "Merging Fund"), a series of Mutual Fund Group ("MFG"), to be held on February 13, 2002. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling JPMorgan H&Q Technology Fund at 1-800-348-4782.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

     Further information about JPMorgan Capital Growth Fund (the "Surviving Fund"), a series of Mutual Fund Group ("MFG") and the Merging Fund is contained in MFG's current Statement of Additional Information dated May 1, 2002, which is incorporated herein by reference.

The date of this Statement of Additional Information is December 18, 2002.


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                                TABLE OF CONTENTS


                                                                       Page

General Information                                                      3

Financial Statements                                                     4


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

                               GENERAL INFORMATION


     The shareholders of the Merging Fund are being asked to consider and vote to approve a Plan of Reorganization (the "Reorganization Plan") dated as of October 25, 2002 by and among MFG, on behalf of the Merging Fund, MFG, on behalf of the Surviving Fund, and JPMorgan Chase Bank and the transactions contemplated thereby (together with the Reorganization Plan, the "Proposal"). The Reorganization Plan contemplates the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for shares issued by the Surviving Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Merging Fund that are outstanding immediately before the Effective Time of the Reorganization (as defined in the Reorganization Plan).


     Following the exchange, the Merging Fund will make a liquidating distribution of the Surviving Fund shares to its shareholders, so that a holder of a particular class of shares in the Merging Fund will receive shares of a corresponding class of the Surviving Fund of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization.


     A special meeting of shareholders of the Merging Fund to consider the Proposal will be held at the offices of J.P. Morgan Chase & Co., 522 Fifth Avenue, 7th floor, New York, NY, on February 13, 2003 at 9:00 a.m. (Eastern time). For further information about the Proposal, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

     The audited financial highlights, financial statements and notes thereto of each of the Merging Fund and the Surviving Fund contained in their respective Annual Reports dated October 31, 2002 and December 31, 2001 respectively, are incorporated by reference into this Statement of Additional Information. The audited financial highlights, financial statements, notes thereto and supplementary data, as applicable, which appear in each of the Surviving Fund's and the Merging Fund's Annual Report, have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference.

     The unaudited financial highlights, financial statements and notes thereto of the Merging Fund and the Surviving Fund contained in their respective Semi-Annual Reports for the six month period ended April 30, 2002 and June 30, 2002, respectively, are incorporated by reference into this Statement of Additional Information.

     Unaudited pro forma financial statements reflecting consummation of the Reorganization are not included herein because the net assets of the Merging Fund do not exceed ten percent of the net assets of the Surviving Fund.



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